SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

Amendment No. 5 to
FORM 8-K/ A
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):   August 24, 2009

JBI, INC.

(Exact Name of Registrant As Specified In Charter)

Nevada	000-52444	20-4924000
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File No.)	(Irs Employee Identification No.)

1783 Allanport Road
Thorold, Ontario, Canada L0S 1K0

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(905) 384-4383
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

–––––––––––––––– Copies to: Gregg E. Jaclin, Esq. Anslow + Jaclin, LLP 195 Route 9 South, Suite 204 Manalapan, New Jersey 07726 (732) 409-1212
––––––––––––––––

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Explanatory Note: This Amendment No.5 on Form 8-K (the “Form 8-K”) originally filed with the Securities and Exchange Commission on October 1, 2009 amends the Form 8-K in order to include as exhibits the Pro Forma Combined Consolidated Statements as presented for our acquisitions of our Javaco and Pak-it subsidiaries. On August 24th, 2009, 310 Holdings (“JBI” or, the “Company”) purchased Javaco, Inc. (“Javaco”), and on September 30th 2009, JBI purchased Pak-It, LLC ("Pak-It).

The unaudited pro forma combined consolidated Statement of Operations of JBI have been prepared by management after giving effect to the acquisition of Javaco and Pak-It. The unaudited pro forma combined consolidated Statement of Operations for the fiscal year ended December 31, 2008, and the six months ended June 30, 2009 give pro forma effect to the transaction as if it occurred the first day of the reporting period. The unaudited pro forma combined consolidated Balance Sheet gives pro forma effect as if the transaction had occurred on June 30, 2009.

The historical combined financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the acquisition of Javaco and Pak-It, (2) factually supportable, and (3) with respect to the Statement of Operations, expected to have a continuing impact on the combined results. Pro forma adjustments are based on preliminary estimates and assumptions.

The unaudited pro forma combined consolidated financial information is provided for informational purposes only. The pro forma information is not necessarily indicative of what JBI’s financial position or results of operations actually would have been had the acquisition been completed at the dates indicated. In addition, the unaudited pro forma combined consolidated financial information does not purport to project the future financial position or operating results of JBI. No effect has been given in the unaudited pro forma combined consolidated financial information for the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities. The unaudited pro forma combined consolidated financial statements should be read in conjunction with the audited consolidated financial statements of JBI that are filed on Form 10-K with the Securities and Exchange Commission, and the audited historical financial statements of Pak-It and Javaco, which are included as Exhibits 99.3 and 99.4, respectively, and were filed on an 8K/A December 16, 2010.

The unaudited pro forma combined consolidated financial information has been prepared using the purchase method of accounting as required by FASB Statement of Financial Accounting Standards No. 141, “Business Combinations”. The purchase price has been allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimate of their respective fair values as of the date of acquisition. Therefore, the actual amounts recorded as of the completion of their analysis might differ materially from the information presented in the unaudited pro forma combined financial statements.

Item 1.01 Entry into a Material Definitive Agreement.

As more fully described in Item 2.01 of this Form 8-K/A, on September 30, 2009, 310 Holdings, Inc. (the “Company”) entered into a Unit Purchase and Exchange Agreement (the “Agreement”) with Pak-It, a Florida limited liability company and the Pak-It unitholders (the “Pak-It Unitholders”) whereby Pak-It became a wholly owned subsidiary of the Company.

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 30, 2009, 310 Holdings, Inc. entered into a Unit Purchase and Exchange Agreement (the “Agreement”) with Pak-It a Florida limited liability company and the Pak-It unitholders.

Pursuant to the Agreement, the Company acquired 100% of the issued and outstanding membership units and all of the assets of Pak-It including Pak-It’s wholly owned subsidiary Dickler Chemical Laboratories, Inc., in exchange for the issuance of 625,000 shares of the Company’s common stock and the issuance of two secured promissory notes. Pursuant to a loan agreement (the “Loan Agreement”), the Company issued a secured promissory note to a trustee in the amount of One Million Two Hundred Thousand Dollars ($1,200,000) which is due on December 29, 2009 with a 10% interest rate (the “Note”). In addition, the Company has assumed and will satisfy certain liabilities of Pak-It by issuing a note in the amount of Two Million Six Hundred Sixty Five Thousand Dollars ($2,665,000) due on December 29, 2009 with a 10% interest rate (the “Liability Note”) collectively the Note and Liability Note are referred to as the “Notes”.

The Company’s Chief Executive Officer, John Bordynuik and the Company have entered into a Pledge Escrow Agreement (the “Pledge”), whereby Mr. Bordynuik has pledged 10,000,000 shares of his holdings in the Company’s common stock and the Company has pledged 100% of the issued and outstanding membership units of Pak-It, LLC as collateral for the Notes.  In addition, the Notes are secured by security agreements (the “Security Agreements”) against (i) the accounts, general intangibles and contract rights; (ii) the inventory; and (iii) the equipment of Pak-It.

Overview of Pak-It’s Business

Pak-It was formed in 2007 to acquire all of the outstanding stock of Dickler Chemical Laboratories, Inc. (“DCL”).   DCL was formed in 1968 to manufacture and sell industrial cleaning chemicals regionally (the Philadelphia ‘tri-state” area). For about 10 years prior to the acquisition the company had consistently recorded revenues in the $5 million to $6 million range with profits in the $200,000+ range.  Pak-It purchased DCL stock in October 2007 and on January 1, 2008 merged the DCL Pennsylvania Corporation into a newly formed Florida corporation of the same name. The company now does business as Pak-It™, DCL Solutions, and Vanguard with its administrative and selling office at 221 Turner Street Clearwater, Fl, and the DCL factory leased at 4201 Torresdale Avenue Philadelphia, PA. The DCL factory is situated on about 1.5 acres of land and has nearly 60,000 of of manufacturing space under roof.

Using the patented Pak-It™ delivery system (liquid cleaner in a water soluble sachet) the company delivers glass cleaner, disinfectant, multi-purpose, and many more cleaning products (42 products currently) shipped in tiny packages of condensed cleaner (inside a ‘dry’ 1 quart container). This delivery method is “green” since it’s fully biodegradable and saves thousands of dollars in shipping. The user simply adds water to the container without measuring or cutting the Pak-It™. Large retailers (like Home Depot and Office Depot) and many national Building Service Contractors already using the product have documented significant cost savings from shipping, training, inventory control and space.

Pak-It also produces private label liquid cleaning supplies for a variety of well known companies, including a retail marine supply company and an international company that sells Pak-It’s with its pressure washers.

In June 2009 Pak-It hired a full-time industry seasoned marketing executive who has created a plan known as “50 in 5”.  The company is presently implementing the plan to achieve annual sales of $50 million within 5 years.

Pak-It provides an innovative, technological approach to chemicals, both in terms of portion control solutions and product breadth that constantly seeks to improve quality and consistency. Pak-it also provides an operational focus on logistics that offers individual “kits” designed to meet specific cleaning requirements, delivered directly to each location, while remaining flexible toward meeting other customer needs.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Agreement, on September 30, 2009, we issued 625,000 shares of our Common Stock to the Pak-It Unitholders in exchange for 100% of the units of Pak-It.

Such securities were not registered under the Securities Act of 1933. The issuance of these shares was exempt from registration, pursuant to Section 4(2) of the Securities Act of 1933. These securities qualified for exemption under Section 4(2) of the Securities Act of 1933 since the issuance securities by us did not involve a public offering. The offering was not a “public offering” as defined in Section 4(2) due to the insubstantial number of persons involved in the deal, size of the offering, manner of the offering and number of securities offered. We did not undertake an offering in which we sold a high number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) since they agreed to and received share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the 1933 Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, we have met the requirements to qualify for exemption under Section 4(2) of the Securities Act of 1933 for this transaction.

Item 9.01 Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The financial statements of Pak-It, LLC for the years ended September 30, 2009 and 2008.
The financial statements of Javaco, Inc. for the years ended May 31, 2009 and 2008.

(b)	PRO FORMA FINANCIAL INFORMATION.

JBI, Inc. Pro Forma Condensed Combined Balance Sheet as of June 30, 2009.
JBI, Inc. Pro Forma Condensed Combined Statement of Operations for the six months ended June 30, 2009.
JBI, Inc. Pro Forma Condensed Combined Statement of Operations for fiscal year ended December 31, 2008.
JBI, Inc. Notes to Condensed Combined Financial Statements

(c)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.1	Unit Purchase Agreement by and among 310 Holdings, Inc., Pak-It, LLC and the Pak-It, LLC Unitholders *
10.2	Loan Agreement*
10.3	Pledge Escrow Agreement*
10.4	Security Agreement Inventory*
10.5	Security Agreement Equipment*
10.6	Security Agreement Accounts, General Intangibles, Contract Rights*
10.7	$1,200,000 Note*
10.8	$2,665,000 Liability Note*
99.1	Press Release*
99.2	Pro Forma Combined Consolidated Financial Information
99.3	Audited Financials of Pak-It, LLC for the years ended September 30, 2009 and 2008 ***
99.4	Audited financials of Javaco, inc. for the years ended May 31, 2009 and 2008 ***
    * Previously filed on Form 8-K October 1, 2009.
  ** Previously filed on Form 8-K/A October 7, 2009.
*** Previously filed on Form 8-K/A December 16, 2010.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

JBI , Inc.
June 6, 2011.	By:	/s/ John Bordynuik
John Bordynuik
Title: Chief Executive Officer